SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C.    20549


                                   FORM 8-K


                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                        Date of Report: May 19, 2000
                        (Date of earliest event reported)


                  MINNESOTA MINING AND MANUFACTURING COMPANY
           (Exact name of registrant as specified in its charter)


                                File No. 1-3285
                           (Commission File Number)


                Delaware                             41-0417775
        (State of incorporation)               (I.R.S. Employer
                                           Identification Number)


            3M Center                              55144-1000
            St. Paul, Minnesota                    (Zip Code)
                 (Address of principal executive offices)


               Registrant's telephone, including area code:
                             (651) 733-1110


ITEM 5.   OTHER EVENTS.

At its meeting held on February 14, 2000, the Board of Directors unanimously adopted a resolution proposing to amend paragraph A of Article FOURTH of the Registrant's Restated Certificate of Incorporation (and a conforming change to the third sentence of paragraph A of Article TENTH) (i) to increase the number of authorized shares of common stock of the Registrant to 1,500,000,000 shares
(ii) and to change the par value of the Registrant's common stock to $0.01 per share and convert the issued shares of stock to shares with the new par value. Such amendment was approved by the stockholders at the Annual Meeting held on May 13, 2000. The Certificate of Amendment was filed in accordance with the General Corporation law of Delaware on May 19, 2000.

Attached hereto as Exhibit 3.1 is the Certificate of Incorporation of the Registrant reflecting the amendments.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits Required by Item 601 of Regulation S-K
        EXHIBIT NO.  DESCRIPTION
        ----------   -----------
            3.1      Certificate of Incorporation




                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           MINNESOTA MINING AND
                           MANUFACTURING COMPANY


                       By: /s/ Gregg M. Larson
                           --------------------
                          Gregg M. Larson,
                          Assistant Secretary

Dated:   July 26, 2000


                      EXHIBIT INDEX

EXHIBIT         DESCRIPTION
------          -----------
3.1            Certificate of Incorporation